UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2019

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Liberty Place

50 S. 16th Street, Suite 3575

Philadelphia, Pennsylvania, 19102

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 21, 2019, Independence Realty Trust, Inc. (“IRT”) issued a press release regarding its earnings for the year ended December 31, 2018. Additionally, IRT is furnishing certain supplemental information with this Current Report. Copies of such press release and such supplemental information are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated by reference herein.  The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The information provided in Item 2.02 above is incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

Independence Realty Trust, Inc. (the “Company”) previously commenced an “at the market” offering under which the Company may, through its sales agents, offer and sell over a period of time and from time to time shares of the Company’s common stock having an aggregate offering price of up to $150 million (the “Shares”), as described in the Company’s prospectus supplement, dated November 13, 2017 (the “Prospectus Supplement”), to the prospectus, dated November 9, 2017, which forms part of the registration statement on Form S-3 (No. 333-218130) (the “Registration Statement”). The disclosure under the heading “Legal Matters” that appears on page S-7 of the Prospectus Supplement is hereby restated and superseded in its entirety to read as follows:

The legality of the securities to be offered hereby has been passed upon for us by Pepper Hamilton LLP. Certain legal matters will be passed upon for the sales agents by Fried, Frank, Harris, Shriver & Jacobson LLP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release

99.2	Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

February 21, 2019	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer